Income Taxes - Deferred income taxes (Details) - SHAPEWAYS, INC - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Accrued expense	$ 46	$ 34
Deferred rent		69
Sec. 263(a)	17	14
Stock compensation	131	131
ASC 842 - Right of use lease liability	51
Fixed assets	168	63
Net operating losses	21,965	21,684
Tax credits	893	893
Other	19	9
Less: valuation allowance	(23,290)	(22,897)
Increase in deferred tax assets valuation allowance	$ 23,290	$ 393